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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JANUARY 13, 2006


                         Commission File Number 0-23320

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)

            Ohio                                                34-1245650
            ----                                                ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

5096 Richmond Road, Bedford Heights, Ohio                          44146
-----------------------------------------                         -------
(Address of principal executive offices)                         (Zip Code)

     Registrant's telephone number, including area code (216) 292-3800
                                                        --------------

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)
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ITEM 8.01. OTHER EVENTS


On January 20, 2006, Olympic Steel, Inc. announced the closing of its Olympic Laser Processing joint venture. The Press Release is attached hereto as Exhibit 99.1.

The information included in Exhibit 99.1 is furnished pursuant to Item 8.01, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Olympic Steel, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION
     Not applicable.

(c)  EXHIBITS

     EXHIBIT
     NUMBER     DESCRIPTION OF EXHIBIT

     99.1       Press Release of the Company dated January 20, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   OLYMPIC STEEL, INC.


Date:  January 20, 2006                            By:  /s/ Richard T. Marabito
                                                        -----------------------
                                                        Richard T. Marabito
                                                        Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION OF EXHIBIT

99.1            Press Release of the Company dated January 20, 2006


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